UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2006

VALERO L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation		Identification No.)

One Valero Way
San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Upon recommendation from its Compensation Committee, the board of directors (the “Board”) of Valero GP, LLC (“Valero GP”), the general partner of Riverwalk Logistics, L.P., the general partner of the registrant, Valero L.P., approved certain long-term incentive awards for its executive officers and employees, effective November 2, 2006.

Unit Options. Options to purchase common units of Valero L.P. (the “Options”) were issued to executives of Valero GP in the quantities listed below. The Options were granted pursuant to the Valero GP, LLC 2000 Long-Term Incentive Plan (the “2000 LTIP”). The Options have a term of seven years and will vest in annual one-fifth increments beginning on the first anniversary of the grant date. The Options have an exercise price of $55.92, representing the closing price of Valero L.P.’s common units on the New York Stock Exchange on November 2, 2006. The Options are subject to forfeiture as provided in the 2000 LTIP.

Name, Title	Unit Options
Curtis V. Anastasio, Chief Executive Officer	11,000
Bradley C. Barron, Vice President, General Counsel and Secretary	2,100
Steven A. Blank, Senior Vice President, Chief Financial Officer and Treasurer	5,125
James R. Bluntzer, Senior Vice President—Operations	4,050
Mary F. Morgan, Vice President—Marketing and Business Development	2,875
Thomas R. Shoaf, Vice President and Controller	2,000

Restricted units. Restricted units of Valero L.P. (“Restricted Units”) were issued to executives of Valero GP in the quantities listed below. The Restricted Units were granted pursuant to the 2000 LTIP. The Restricted Units will vest in annual one-fifth increments beginning on the first anniversary of the grant date. The Restricted Units are subject to forfeiture prior to vesting per the terms of the 2000 LTIP.

Executive	Restricted Units
Curtis V. Anastasio, Chief Executive Officer	4,190
Bradley C. Barron, Vice President, General Counsel and Secretary	800
Steven A. Blank, Senior Vice President, Chief Financial Officer and Treasurer	1,950
James R. Bluntzer, Senior Vice President—Operations	1,550
Mary F. Morgan, Vice President—Marketing and Business Development	1,090

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.01

Valero GP, LLC Second Amended and Restated 2000 Long-Term Incentive Plan- incorporated by reference to Exhibit 10.01 to Valero L.P.’s Current Report on Form 8-K dated September 28, 2006 and filed October 3, 2006.

*10.02	Form of Unit Option Award Agreement under the Valero GP, LLC Second Amended and Restated Long-Term Incentive Plan.

*10.03	Form of Restricted Unit Award Agreement under the Valero GP, LLC Second Amended and Restated Long-Term Incentive Plan.

________________

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO L.P.

By:	Riverwalk Logistics, L.P. its general partner

	By:	Valero GP, LLC its general partner

Date: November 3, 2006	By:	/s/Amy L. Perry

	Name:	Amy L. Perry
	Title:	Assistant Secretary

EXHIBIT INDEX

Number	Exhibit

10.01

Valero GP, LLC Second Amended and Restated 2000 Long-Term Incentive Plan- incorporated by reference to Exhibit 10.01 to Valero L.P.’s Current Report on Form 8-K dated September 28, 2006 and filed October 3, 2006.

*10.02	Form of Unit Option Award Agreement under the Valero GP, LLC Second Amended and Restated Long-Term Incentive Plan.

*10.03	Form of Restricted Unit Award Agreement under the Valero GP, LLC Second Amended and Restated Long-Term Incentive Plan.

________________

* Filed herewith